Exhibit 10.5
                                                                    ------------

                      EMPLOYMENT AND NON-COMPETE AGREEMENT
                      ------------------------------------

     THIS AGREEMENT ("Agreement") made and entered into as of this 1st day of October, 2001, by and between WINDSORTECH, INC., a New Jersey corporation ("Company") and Marc Sherman ("Executive").

                                   BACKGROUND
                                   ----------

                  Executive is employed by Company as its President and Chief Executive Officer. The parties desire to enter into a formal agreement covering and confirming the terms and conditions of such employment.

                              TERMS AND CONDITIONS
                              --------------------

     1. Employment. Company hereby employs Executive, and Executive hereby accepts such employment by Company, on the terms and conditions set forth below.

     2. Capacity. Executive shall serve as Company's President and Chief Executive Officer. Executive shall perform such services for Company and its subsidiaries and affiliates as Company's board of directors shall direct from time to time.

     3. Term. Company's employment of Executive under this Agreement shall be for a term (the "Employment Term") of twelve months commencing on October 1, 2001 and ending on September 30, 2002. The Employment Term shall automatically be renewed for successive additional one year terms on each anniversary of the commencement of Executive's employment under this Agreement, beginning with the October 1, 2002 anniversary date, each of which terms shall be added at the end of the then existing term (taking into account any prior extensions or failures to extend), unless either party notifies the other at least 30 days prior to an anniversary date of this Agreement. For example, unless either party notifies the other to the contrary on or before September 1, 2002, the term of this Agreement shall be extended from October 1, 2002 to September 30, 2003. For further example, and assuming the term of this Agreement has been extended to September 30, 2003, if one party notifies the other that it does not desire to extend the term of this Agreement for an additional year and such notice is given on or before September 1, 2003, the term of this Agreement shall not be extended from October 1, 2003 to September 30, 2004. Notwithstanding the foregoing, the term of this Agreement may end prior to the termination date determined under this paragraph 3 as provided in paragraphs 9, 10, 11 and 12.

     4. Service While Employed. Executive agrees to devote his best efforts, his full diligence and all of his business time to his duties hereunder and as outlined on Exhibit A and, during such time, shall not engage, either directly or indirectly, in any business or other activity which is competitive with or adverse to the interests or the business of Company. The Executive may, with the prior written approval of the board of directors devote reasonable periods of time to service as an officer, director or advisory board member of other non-competitive businesses; provided, however, that such service does not significantly interfere with the performance of his obligations hereunder. Furthermore, the Executive may engage in such charitable or community activities as shall not interfere with the performance of his obligations hereunder.

     5. Items Furnished and Relocation. Company shall furnish Executive with such private office, secretarial assistance, and such other facilities, equipment and services suitable to his position and adequate to perform his duties hereunder. Executive shall not be relocated by Company without his written consent. In the event that Executive relocates at Company's request, Company shall be responsible for all of Executives relocation costs, including sales expense of Executives existing residence, including brokers commissions, travel and house hunting expenses, and the cost of temporary accommodation and transportation in the relocated area.

     6. Compensation, Allowance, Vacations, Reimbursement and Option Grant. As partial compensation for his services to Company, Company agrees to pay Executive an annual salary in regular monthly or other agreed upon installments of not less than $50,000 for the period ending December 31, 2001, and $100,000 commencing on January 1, 2002 ("Base Compensation"), payable in U.S. Dollars. Executive shall also be entitled to receive such bonuses, incentive compensation, and other compensation, if any, as Company's board of directors or the compensation committee thereof, or other designated committee shall award Executive from time to time whether in cash, Company stock, stock options, other stock based compensation, other form of remuneration, or any combination of the foregoing. All such compensation shall be subject to legally required income and employment tax withholding. In addition, Company shall pay Executive monthly payments of $500 each as a flexible perquisite allowance in accordance with Company's Flexible Perquisite Plan for Executives, to be used by Executive for such purposes as he shall determine. Executive shall be entitled to a minimum of twenty (20) paid vacation days for each year of service, which vacation days shall accrue and become fully vested on the first day of each year of the Employment Term, and reimbursement for all reasonable business expenses in accordance with Company's policies for reimbursement of expenses of executive officers. In further consideration, Company shall issue Executive a fully vested 10-year option to purchase 250,000 shares of its common stock at $0.01 per share subject to such further terms and conditions as shall be set forth in an agreement between the Company and the Executive, a copy of which is attached as Exhibit B.

     7. Other Benefits. In addition to his compensation described in paragraph 6 above, Executive shall be entitled to participate in such bonus, profit sharing, deferred compensation and pension plans of Company for which he is eligible.

     8. Welfare and Fringe Benefits. In addition to his compensation described in paragraph 6 and the benefits described in paragraph 7 above, Executive shall be entitled to participate in (and Company shall pay for the full amount of such participation in) such welfare and fringe benefits plans and programs of the Company for which he is eligible.

     9. Death and Disability. If Executive dies during the term of this Agreement, his employment shall be deemed to have been terminated as of the last day of the month in which his death occurs, and Company will pay to Executive's personal representative all salary and other compensation due Executive through the end of such month. If Executive becomes permanently disabled so that he cannot perform his duties hereunder, as determined by a physician selected by or acceptable to Company, his employment shall be deemed to have been terminated as of the last day of the month in which such determination is made, and he will receive his salary and other compensation through the end of such month. For purposes of the foregoing computations, Executive shall be deemed to have earned the same percentage of his minimum annual bonus, if such bonus has previously been approved, for such employment year as the number of days in the employment year through the date his employment is deemed to terminate is of 365.

     10. Retirement. From and after the time Executive attains age 65, he may retire at any time by notifying Company at least 120 days prior to his retirement date or be retired by Company upon at least two years notice after the Executive has reached the age of 60.

     11. Termination; Default. In the event that Company fails to perform a material provision of this Agreement and such failure continues for 30 days after notification from Executive, the Executive may terminate this Agreement by notice to the Company. Company may terminate this Agreement upon Executive's material default. Executive's material default shall mean (a) Executive's willful and continued failure to perform the requirements of his duties hereunder or as directed by the Company's president or its board of directors (other than as a result of total or partial incapacity due to physical or mental illness) for 30 days after a written demand is delivered to Executive on behalf of Company which specifically identifies the manner in which it is alleged that Executive has not substantially performed his duties, (b) Executive's dishonesty in the performance of his duties hereunder, (c) an act or acts on Executive's part involving moral turpitude or constituting a felony under the laws of the United States or any state thereof, (d) any other act or omission which materially injures the financial condition or business reputation of Company or any of its subsidiaries or affiliates, or (e) Executive's material breach of his non-compete and confidentiality obligations under paragraphs 4 and/or 13 of this Agreement, respectively. Any termination shall be without prejudice to any rights or remedies which Executive or Company may have.

     12. Change in Control. Notwithstanding anything to the contrary herein, in the event of a Change in Control (as defined in Exhibit C hereto): all options granted pursuant to this Agreement or otherwise shall immediately vest and become exercisable in accordance with the plan or terms and conditions under which they were granted and, if after the announcement of a change in control, the Executive is terminated by the Company other than for cause, then the Executive's then Base Compensation shall be increase to three (3) times his then Base Compensation payable hereunder and such amount shall be payable in a lump sum to the Executive in U.S. dollars within thirty (30) days of the date of termination of employment.

     13. Nondisclosure; Return of Records. Executive will not, except as authorized by Company, publish or disclose to others, or use for his own benefit, or authorize anyone else to publish or disclose or use, or copy or make notes of any secret, proprietary, or confidential information or knowledge of data or trade secrets of or relating to the business activities of Company which may come to Executive's knowledge during his employment with the Company. Upon termination of Executive's employment for any reason, Executive will deliver to Company, without retaining any copies, notes or excerpts, all records, notes, data, memoranda, and all other documents or materials made or compiled by Executive, or made available to him by Company during his employment, which are in Executive's possession and/or control and which are the property of Company and/or which relate to Executive's employment or the business activities of Company.

     14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of Company and any successors or assigns of Company, and Executive, his heirs, personal representatives and assigns, except that Executive's obligations to perform services and rights to receive payment therefore shall be nonassignable and nontransferable.

     15. Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties with respect to the subject matter and supersedes all prior or contemporaneous agreements not set forth in this agreement. This Agreement may not be modified other than by an agreement in writing signed by each of the parties.

     16. Waiver. Any failure by either party to enforce any provision of this Agreement shall not operate as a waiver of such provision or any other provision. Any waiver by either party of any breach of any provision of this Agreement shall not operate as a waiver of any other breach of such provision or any other provision of this agreement.

     17. Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not effect the other provisions of this Agreement, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

     18. Paragraph Headings. Paragraph headings throughout this Agreement are solely for the convenience of the parties and shall not be construed as a part of any section or as modifying the contents of any section.

     19. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New Jersey.

     20. Notices. All notices under this Agreement shall be personally delivered, sent certified mail, postage prepaid, to Company at its corporate office and to Executive at his principal residence, or sent by telecopy.

     21. Non-Competition. During the Employment Term and for a period of one year after termination of employment, if such termination is either voluntarily by the Executive, or for cause by the Company, Executive shall not engage, directly or indirectly, either on his own behalf or on behalf of any other person, firm, corporation or other entity, in any business competitive with the business of Company, in any geographic area in which Company is conducting business during such Executive's Employment Term or at the time of termination of Executive's employment, or own more than 5% of any such firm, corporation or other entity. In addition, Executive must furnish Company with such information as Company shall from time to time request in order to determine that Executive is in compliance with the requirements of the provisions of this paragraph 21.

     22. Company. For purposes of paragraphs 4, 13, and 21 of this Agreement, the Company shall mean Windsortech, Inc. and all subsidiaries and affiliates of it.

     23. Excise Gross Up. In the event that any payment or benefit received or to be received by Executive under this Agreement and/or under another plan of or agreement with Company, or any other plan, arrangement with the Company, any person whose actions result in a change of control of ownership or effective control of the Company, covered by Section 280G(b)(2) of the Internal Revenue Code of 1986 ("Code"), and such payments will be subject to the excise tax ("Excise Tax") under Section 4999 of the Internal Revenue Code of 1986, as amended ("Code"), Company shall pay Executive an amount ("Excise Gross Up Payment") that covers all Excise Taxes incurred or to be incurred by Executive because of any such payment or benefit and all federal and state income taxes and Excise Taxes on the Excise Gross Up Payment and which, therefore, will place Executive in the same position that he would have been in had no such payment or benefit been subject to the Excise Tax. The Excise Tax Gross Up Payment (or portion thereof) shall be made upon the earlier of the imposition of any Excise Tax upon Executive or his payment of any Excise Tax.

     24. Vesting of Options. In the event of termination of Executive's employment for any reason other than Company's termination due to his material default, as described in paragraph 11, all stock options granted to him by Company (or any Subsidiary or Affiliate) whether granted under and pursuant to a plan or otherwise, shall become immediately exercisable to the extent not already exercisable and shall remain exercisable until their expiration date.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                        WINDSORTECH, INC.



                                        By: /s/ David A. Loppert
                                            ------------------------------------

                                        Title: Vice President
                                               ---------------------------------

                                                       "Company"



                                                     Marc Sherman
                                        ----------------------------------------

                                                     "Executive"

                                                                       EXHIBIT A
                                                                       ---------


                                Executives Duties
                                -----------------

                             To be Added by Addendum
                             -----------------------

                                                                       Exhibit B
                                                                       ---------

                        NON-QUALIFIED STOCK OPTION AWARD

                             GRANTED TO MARC SHERMAN

October 1, 2001




Mr. Marc Sherman
C/o Windsortech, Inc.
70 Lake Drive
Hightstown, NJ 08520


Dear Mr. Sherman:


         On October 1, 2001, the Company awarded you a stock option. You were granted an option to buy 250,000 shares of the $.01 par value common stock of Windsortech, Inc. at a per share price of $.01 on or after October 1, 2001 and on or before December 31, 2010.

         IMPORTANT: By signing below, you agree to be bound by, and acknowledge receipt of, the attached Terms and Conditions of this Non-Qualified Stock Option Award ("Terms and Conditions"). Capitalized terms are defined in the Terms and Conditions.

                                              WINDSORTECH, INC.



                                              By:    /s/  David A. Loppert
                                                  ------------------------------
                                                       Vice President

Read and agreed to this
1st day of October, 2001


           /s/ Marc Sherman
----------------------------------------
              "Executive"

                              TERMS AND CONDITIONS
                              --------------------

                        NON-QUALIFIED STOCK OPTION AWARD
                        --------------------------------

                             GRANTED TO MARC SHERMAN
                             -----------------------

1.   Definitions

(a)  Company                            Windsortech, Inc., a New Jersey
                                        corporation.

(b)  Option                             The option granted by the Option Award.

(c) Option Award The Non-Qualified Stock Option Award to which the Terms and Conditions are attached together with, except where the context requires otherwise, these Terms and Conditions.

(d)  Recipient                          Marc Sherman, the recipient of the
                                        Option Award.


2.   Evidence of Option Grant and Option not an Incentive Stock Option
     -----------------------------------------------------------------

     The Option Award evidences a grant to the Recipient of an Option to purchase that number of shares ("Optioned Shares") of the par value $.01 per share common stock of the Company ("Stock") set forth on the Option Award. The Recipient may exercise the Option as shown on the Option Award. The Option shall remain exercisable until December 31, 2010 ("Option Expiration Date"). In no event shall the Option or any part of the Option be exercisable after the Option Expiration Date. The Option shall not be treated as an "Incentive Stock Option", as defined in Section 422 of the Internal Code of 1986, as amended.

3.   Exercise of Option
     ------------------

     The Option shall be exercised by the Recipient delivering a written notice of exercise to the Company's corporate headquarters at 70 Lake Drive, Hightstown, NJ 08520. This notice shall specify the number of Optioned Shares the Recipient then desires to purchase.

4.   Payment of Option Price
     -----------------------

     Payment for the shares purchased under the Option shall be made to the Company either in cash (including cashier's check, bank draft or money order or a cashless exercise arrangement). In addition, payment of the Option price may, at the discretion of the Company, be made in whole or in part by the tender of shares or in other property, rights and credits, including the Recipient's promissory note.

5.   Form of Notice of Exercise
     --------------------------

     The Recipient's notice as required by Section 3 shall be signed by the Recipient and shall be in substantially the following form with appropriate adjustments depending on how the Option price is paid:

          "I hereby exercise my Option to purchase shares in accordance with my Option Award dated October 1, 2001.

          The aggregate Option price of the shares I am purchasing is $ . I hereby tender payment of such price (complete applicable item(s)):

          (a) by delivery of a cashier's check, bank draft or money order made payable to the Company in the amount of $__________; and/or

          (b)  through a cashless exercise as follows

               --------------------------------------------------


               --------------------------------------------------."

6.   Stock Certificate
     -----------------

     Upon the exercise of the Option, the Recipient shall be entitled to one Stock certificate evidencing the shares acquired upon exercise.

7.   Legends on Certificate
     ----------------------

     The certificate to be issued under Section 6 shall be issued as soon as practicable. Such certificate shall contain thereon a legend in substantially the following form if the shares evidenced by such certificate have not been registered under the Securities Act of 1933, as amended:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933 or any applicable state law. They may not be offered for sale, sold, transferred or pledged without (1) registration under the Securities Act of 1933 and any applicable state law, or (2) at holder's expense, an opinion (satisfactory to the Company) that registration is not required."

The certificate shall also contain such other legends as may be appropriate or required by law, such as a legend relating to any shareholders agreement that may apply to the shares.

8.   Death; Nonassignability
     -----------------------

     8.1 Death. If the Recipient dies, his personal representative and/or beneficiary shall have the right (but not later than the Option Expiration Date) to exercise the Option to the extent it was not exercised at the time of the Recipient's death.

     8.2 Non-Transferability of Rights; Designation of Beneficiaries. Except as provided below in this Section 8.2, the Option shall not be transferable by the Recipient otherwise than by will or the laws of descent and distribution, and, during the lifetime of the Recipient, the Option shall be exercisable only by the Recipient. Notwithstanding the foregoing, the Recipient, during his lifetime, may transfer for no consideration the Option to members of his immediate family or a trust for the benefit of him and/or members of his immediate family subject to all of the provisions applicable to the Option prior to its transfer. In addition, the Recipient may file with the Company a written designation of a beneficiary or beneficiaries to exercise, in the event of death of the Recipient, the Option, subject to all of the provisions of this Section
8. The Recipient may from time to time revoke or change any such designation of beneficiary; provided, however, that if the Company shall be in doubt as to the right of any such beneficiary to exercise the Option, the Company may determine to recognize only an exercise by the personal representative of the estate of the Recipient, in which case the Company shall not be under any further liability to anyone.

9.   Withholding
     -----------

     The Company or any affiliate that employs the Recipient shall have the right to deduct any sums that federal, state or local tax law requires to be withheld with respect to the exercise of the Option or as otherwise may be required by such laws. The Company or any such affiliate may require as a condition to issuing Stock upon the exercise of the Option that the Recipient or other person exercising the Option pay any sum that federal, state or local tax law requires to be withheld with respect to such exercise. In the alternative, the Recipient or other person exercising the Option, may elect to pay such sums to the Company or the affiliate by delivering written notice of that election to the Company's corporate headquarters at 70 Lake Drive, Hightstown, NJ 08520, prior to or concurrently with exercise. There is no obligation that the Recipient be advised of the existence of the tax or the amount which will be so required to be withheld.

10.  Changes in Capital Structure
     ----------------------------

     If there is any change in the capital structure of the Company, or if there shall be any dividend upon the Stock payable in Stock or other dividend payable in Stock, or of there shall be a Stock split, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, the maximum aggregate number of shares with respect to which the Option may be exercised hereunder and the number and the Option price of the shares of Stock with respect to which the Option has been granted hereunder, shall be proportionately adjusted by the Company if, and to the extent, necessary to prevent dilution or enlargement of the rights of the Recipient. The issuance of Stock for consideration and the issuance of Stock rights shall not be considered a change in the Company's capital structure. No adjustment provided for in this Section 10 shall require the issuance of any fractional shares.

                                                  Form of Option Exercise Letter
                                                  ------------------------------


                                                  ________________________, 200_


Windsortech, Inc.
70 Lake Drive
Hightstown, NJ 08520


     Re: Notice Of Exercise Of Stock Option

Gentlemen:

               I hereby exercise my Option to purchase _________ shares in accordance with my Option Award dated October 1, 2001. The aggregate Option price of the shares I am purchasing is $_________. I hereby tender payment of such price as follows (complete applicable item(s)):

               (a) by delivery of a cashier's check, bank draft or money order made payable to the Company in the amount of $______________; and/or

               (b) through a cashless exercise as follows:

                   ----------------------------------------------------


                   ----------------------------------------------------



               I further acknowledge that if I am deemed to be an "affiliate" of the Company, as defined in Rule 144 (a)(1) promulgated under the Securities Act of 1933, as amended, that the Shares will be subject to the restrictions of Rule 144 of such Act, with which I will comply.

                                                     Yours very truly,



                                                        "Executive"

                                                                       Exhibit C
                                                                       ---------

For purposes of this Agreement, a Change in Control shall be deemed to occur:

          (a) an acquisition of any common stock ("common stock") or other voting securities of Company entitled to vote generally for the election of directors (the "voting securities") by any "person" or "group" (as each such term is used for purposes of section 13(d) or 14(d) of the exchange act), immediately after which such person or group, as the case may be, has "beneficial ownership" (within the meaning of rule 13d-3 promulgated under the exchange act) of more than 20% of the then outstanding shares of common stock or the combined voting power of Company's then outstanding voting securities; provided, however, that in determining whether a change of control has occurred, shares of common stock or voting securities that are acquired in a non-control acquisition (as defined below) shall not constitute an acquisition which would cause a change of control. A "non-control acquisition" shall mean an acquisition by (i) Company, (ii) any corporation which is considered a subsidiary corporation of Company under section 424(f) of the internal revenue code of 1986, as amended ("subsidiary") or (iii) any employee benefit plan maintained by Company or any subsidiary, including a trust forming part of any such plan (an "employee benefit plan");

          (b) there is a change of Company's board of directors ("board") such that, during any 2-year period, individuals who, at the beginning of the 2-year period, constitute the board (the "incumbent board"), cease for any reason to constitute at least 50% of the members of the board; provided, however, that (i) if the election or nomination for election by company's shareholders of any new director was approved by a vote of at least two-thirds of the incumbent board, such new director shall, for purposes hereof, be deemed to be a member of the incumbent board; and (ii) no individual shall be deemed to be a member of the incumbent board if such individual initially assumed office as a result of either an actual or threatened "election contest" (as described in rule 14a-11 promulgated under the exchange act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the board (a "proxy contest") including by reason of any agreement intended to avoid or settle any election contest or proxy contest;

          (c) The consummation of:

                    (i) a merger, consolidation or reorganization involving Company or any subsidiary, unless the merger, consolidation or reorganization is a non-control transaction. A "non-control transaction" shall mean a merger, consolidation or reorganization of Company or any subsidiary where:

                              (A) the shareholders of Company immediately prior
                    to the merger, consolidation or reorganization own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Common Stock or Voting Securities, as the case may be, immediately prior to the merger, consolidation or reorganization,

                              (B) the individuals who were members of the
                    Incumbent Board immediately prior to the execution of the agreement providing for the merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

                              (C) no Person or Group, other than (1) Company,
                    (2) any Subsidiary, (3) any Employee Benefit Plan or (4) any other Person or Group who, immediately prior to the merger, consolidation or reorganization, had Beneficial Ownership of not less than 20% of the then outstanding Voting Securities or Common Stock, has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or common stock;

                    (d) A complete liquidation or dissolution of Company; or

                    (e) The sale or other disposition of all or substantially all of the assets of Company to any Person (other than a transfer to a Subsidiary).

          Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred solely because any Person or Group (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities or Common Stock of Company as a result of an acquisition of Voting Securities or Common Stock by Company which, by reducing the number of shares of Voting Securities or Common Stock then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change of Control would have occurred (but for the operation of this sentence) as a result of the acquisition of Voting Securities or Common Stock by Company, and after such acquisition by Company, the Subject Person becomes the beneficial owner of any additional shares of Voting Securities or Common Stock, which increases the percentage of the then outstanding shares of Voting Securities or Common Stock beneficially owned by the Subject Person, then a Change of Control shall be deemed to have occurred.

          Notwithstanding the foregoing, the acquisition or ownership of any Common Stock or Voting Securities by Company and its Subsidiaries shall not cause or result in a Change of Control.

                                       2